UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05611

Name of Fund: MuniVest Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniVest Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 02/28/06

Item 1 - Report to Stockholders

Semi-Annual Report
February 28, 2006

MuniVest Fund, Inc.

MuniVest Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.

Portfolio Information as of February 28, 2006

Quality Ratings by                                                 Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               30.3%
AA/Aa ...................................................               17.6
A/A .....................................................               23.5
BBB/Baa .................................................               22.9
BB/Ba ...................................................                2.0
B/B .....................................................                1.2
NR (Not Rated) ..........................................                0.7
Other* ..................................................                1.8
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.


2      MUNIVEST FUND, INC.                      FEBRUARY 28, 2006

A Letter From the President

Dear Shareholder

Financial markets began 2006 with a return to volatility following a fairly uninspiring 2005. For the six- and 12-month periods ended February 28, 2006, most major market indexes landed in positive territory:

Total Returns as of February 28, 2006                                   6-month     12-month
============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             + 5.93%      + 8.40%
--------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                            +10.24       +16.59
--------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)       +15.14       +17.41
--------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.11       + 2.74
--------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.99       + 3.87
--------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                       + 1.89       + 3.27
--------------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed) increased interest rates 200 basis points (2.00%) over the past 12 months, bringing the target federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its rate-hiking program. Still, most observers expect at least one more interest rate hike before the Fed pauses in its tightening campaign.

U.S. economic growth, which came in at 4.1% in the third quarter of 2005, fell to 1.6% in the fourth quarter. Growth is expected to reaccelerate in the first quarter of 2006, although the economy is likely to feel some pressure in the quarters ahead as the consumer sector seems to be softening. Capital spending by businesses, however, appears relatively strong. Overall corporate health, including strong company balance sheets, helped prompt robust dividend-distribution, share-buyback and merger-and-acquisition activity in 2005, a trend that has continued in 2006. This, as well as reasonably good company earnings and low core inflation, has been supportive of U.S. stocks despite the headwinds of rising interest rates and high energy prices. Many international equity markets have fared even better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term interest rates advanced more moderately. After flattening dramatically in 2005, the Treasury curve recently has been toying with bouts of inversion, whereby short-term yields have surpassed long-term yields. At period-end, the six-month Treasury bill offered the highest yield on the curve at 4.74%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial advisor and to make portfolio changes, as needed. For timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.

                                    Sincerely,


                                    /s/ Robert C. Doll, Jr.

                                    Robert C. Doll, Jr.
                                    President and Director


       MUNIVEST FUND, INC.                      FEBRUARY 28, 2006              3

A Discussion With Your Fund's Portfolio Manager

      The Fund maintained an above-average distribution rate throughout the period, and our commitment to providing shareholders with attractive income continues to drive portfolio activity.

Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term bond yields generally rose as their prices, which move in the opposite direction, declined. Investors appeared to disregard signs of slowing economic growth, reflected in gross domestic product growth of just 1.6% in the fourth quarter of 2005, and instead focused on potential inflationary pressures and continued short-term interest rate increases by the Federal Reserve Board (the Fed). In addition to inflationary fears sparked by elevated commodity prices, national hourly wage levels rose recently. This led some economic analysts to suggest that recent declines in the national unemployment rate will result in escalating wage inflation. The resurgent inflationary fears helped push bond yields higher over the past six months.

For its part, the Fed has continued to raise short-term interest rates at each of its meetings during the period, bringing the federal funds rate to 4.5%. Given little expectation that the Fed's monetary tightening cycle will end in early 2006, the yield curve continued to flatten with shorter interest rates increasing more than longer ones. At the end of February 2006, 30-year U.S. Treasury bond yields had risen 25 basis points (.25%) to 4.51%, while 10-year Treasury yields rose 53 basis points to 4.55% and two-year Treasury yields rose 85 basis points to 4.69%. The result was an inverted Treasury yield curve.

Notably, the municipal yield curve has maintained a positive slope. According to Municipal Market Data, AAA-rated tax-exempt bonds maturing in 30 years saw their yields increase eight basis points to 4.30%, while yields on AAA-rated issues maturing in 10 years increased 25 basis points to end the period at 3.75%. The tax-exempt market's positive technical position has allowed municipal bond prices to decline less than those of taxable bonds.

Supporting the recent outperformance of the municipal bond market has been a dramatic slowdown in the issuance of new long-term tax-exempt bonds. During calendar year 2005, more than $408 billion in new long-term tax-exempt bonds was underwritten, representing a new annual record and an increase of over 13% compared to 2004. For the six-month period ended February 28, 2006, $172 billion in long-term municipal bonds was issued, a decline of 1.5% compared to the same period a year ago. More recently, new-issue volume has declined at an even faster rate. In the past three months, $76 billion in new long-term tax-exempt bonds were marketed, a decline of 16% compared to the same three months a year ago. The record level of new issuance in 2005 was largely triggered by a 47% increase in refunding activity as issuers took advantage of historically low bond yields and a flattening yield curve to refinance outstanding higher-couponed debt. So far in 2006, refunding issuance has declined more than 55% relative to the first two months of 2005. It remains to be seen if this decline is the beginning of a sustained trend toward a significant decline in refunding issuance. This is important, as analysts' estimates for new-issue supply for 2006, currently in the $340 billion - $370 billion range, are largely dependant on modest declines in refunding activity. Should the current trend continue, new-issue supply projections for this year could be adjusted lower.

Investor demand for municipal product has remained strong in recent quarters. As reported by the Investment Company Institute (ICI), for all of 2005, long-term municipal bond funds received net new monies of $5.04 billion. This represented a sharp reversal from the $3.67 billion outflow seen in 2004. January 2006 data from ICI indicates that tax-exempt mutual funds have continued to experience positive cash flows, receiving over $2 billion for the month, more than twice the net new monies received in January 2005.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2006, the Common Stock of MuniVest Fund, Inc. had net annualized yields of 6.30% and 6.62%, based on a period-end per share net asset value of $9.99 and a per share market price of $9.50, respectively, and $.312 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +.90%, based on a change in per share net asset value from $10.23 to $9.99, and assuming reinvestment of all distributions.


4      MUNIVEST FUND, INC.                      FEBRUARY 28, 2006

The Fund's total return, based on net asset value, lagged the +1.44% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) However, the Fund's six-month annualized distribution yield of 6.56% was well above the 5.76% median of its peers in the Lipper category.

Despite the attractive yield, the Fund's underperformance on a total return basis is largely attributable to the portfolio's considerable exposure to the intermediate sector of the municipal yield curve, an area that underperformed as the curve flattened. The Fund's exposure to the intermediate sector largely results from both its derivative position and the natural maturation of the portfolio. That is, as time progresses, many of the Fund's holdings are prerefunded to shorter call dates while other issues become priced to shorter and shorter call dates, resulting in the increased exposure to intermediate maturities.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Despite the Fund's considerable exposure to bonds in the intermediate maturity range, we opted to avoid a wholesale restructuring of the portfolio. While such a restructuring would have resulted in a longer average portfolio maturity and greater exposure to the long end of the tax-exempt yield curve, it also would likely have entailed the sale of older prerefunded bonds and other larger-couponed issues that were acquired in much higher interest rate environments. These bonds provide a meaningful income benefit to the portfolio, and their sale could result in material taxable gains as well as declines in the Fund's dividend stream -- and, eventually, a reduced dividend payout.

We believe that, with the Fed potentially ending its monetary tightening cycle by mid-2006, the flattening of the tax-exempt yield curve should subside and the curve should begin to steepen. Under this scenario, the Fund's exposure to the intermediate sector could once again become a positive contributor to overall performance as well as generate significant incremental income.

For the six-month period ended February 28, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 2.72%; Series B, 3.14%; Series C, 2.94%; Series D, 2.84%; Series E, 2.82%; and Series F, 2.83%.
The Fed's four quarter point interest rate hikes during the period resulted in a concurrent increase in the Fund's borrowing costs. Given that the Fed may be nearing the end of its interest rate tightening cycle, additional increases in the portfolio's borrowing costs are likely to be limited. Despite the most recent interest rate increases, the tax-exempt yield curve has maintained its positive slope, thereby continuing to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. Of course, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.29% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

By period-end, we had adopted a more positive outlook on the municipal market. In our view, the end of the Fed's long interest rate-hiking campaign, combined with continued modest economic growth and inflationary pressures, should promote a gradual improvement in tax-exempt bond prices later this year. Having said that, we would view signs of accelerated economic activity and/or rising wage pressures as a signal to return to a more defensive positioning.

We intend to maintain the Fund's fully invested stance in an effort to enhance shareholders' income stream. Our commitment to maintaining the Fund's already attractive distribution yield is likely to be the main driver of portfolio activity in the coming months.

Fred K. Stuebe
Vice President and Portfolio Manager

March 10, 2006


       MUNIVEST FUND, INC.                      FEBRUARY 28, 2006              5

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of February 28, 2006, the percentage of the Fund's total net assets invested in inverse floaters was 12.23%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


6      MUNIVEST FUND, INC.                      FEBRUARY 28, 2006

Schedule of Investments                                           (in Thousands)

          Face
        Amount    Municipal Bonds                                               Value
=======================================================================================
Alabama--2.8%
       $ 2,550    Camden, Alabama, IDB, Exempt Facilities Revenue
                    Bonds (Weyerhaeuser Company), Series A, 6.125%
                    due 12/01/2024                                           $    2,823
                  Huntsville, Alabama, Health Care Authority
                    Revenue Bonds:
         3,500        Series A, 5.75% due 6/01/2031                               3,703
         5,000        Series B, 5.75% due 6/01/2032                               5,330
         5,000    Selma, Alabama, IDB, Environmental Improvement
                    Revenue Refunding Bonds (International Paper
                    Company Project), Series B, 5.50% due 5/01/2020               5,270
=======================================================================================
Alaska--1.3%
         7,405    Anchorage, Alaska, Lease Revenue Bonds (Correctional
                    Facility), 6% due 2/01/2010 (a)(i)                            8,073
=======================================================================================
Arizona--1.6%
         4,375    Maricopa County, Arizona, IDA, Education Revenue
                    Bonds (Arizona Charter Schools Project 1), Series A,
                    6.75% due 7/01/2029                                           4,392
                  Pima County, Arizona, IDA, Education Revenue Bonds
                    (Arizona Charter Schools Project):
         2,100        Series E, 7.25% due 7/01/2031                               2,272
           500        Series I, 6.10% due 7/01/2024                                 517
         1,000        Series I, 6.30% due 7/01/2031                               1,036
         1,610    Pima County, Arizona, IDA, Education Revenue
                    Refunding Bonds (Arizona Charter Schools Project II),
                    Series A, 6.75% due 7/01/2021                                 1,707
=======================================================================================
California--16.3%
         7,500    California State, GO, 5% due 8/01/2035                          7,791
                  California State Public Works Board, Lease
                    Revenue Bonds:
         5,000        (Department of Corrections), Series C, 5.50%
                        due 6/01/2022                                             5,510
         6,000        (Department of Corrections), Series C, 5.50%
                        due 6/01/2023                                             6,595
        11,075        (Department of Mental Health--Coalinga State
                        Hospital), Series A, 5.125% due 6/01/2029                11,563
                  California State, Various Purpose, GO:
        13,570        5.50% due 4/01/2030                                        15,062
        11,250        5.50% due 11/01/2033                                       12,420
         5,240    California Statewide Communities Development
                    Authority, Health Facility Revenue Bonds (Memorial
                    Health Services), Series A, 6% due 10/01/2023                 5,816
         1,250    Chula Vista, California, IDR (San Diego Gas and Electric
                    Company), AMT, Series B, 5% due 12/01/2027                    1,295
                  Golden State Tobacco Securitization Corporation of
                    California, Tobacco Settlement Revenue Bonds:
        10,725        Series A-3, 7.875% due 6/01/2042                           12,907
         3,750        Series A-4, 7.80% due 6/01/2042                             4,496
         1,425        Series A-5, 7.875% due 6/01/2042                            1,715
        13,900        Series B, 5.375% due 6/01/2010 (a)                         14,901
=======================================================================================
Colorado--1.6%
                  Colorado HFA, Revenue Refunding Bonds (S/F Program),
                    AMT, Senior Series A-2:
           880        6.60% due 5/01/2028                                           912
           295        7.50% due 4/01/2031                                           308
         3,000    Colorado Health Facilities Authority Revenue Bonds
                    (Lutheran Medical Center), Series A, 5.25%
                     due 6/01/2034                                                3,091
         5,500    Moffat County, Colorado, PCR, Refunding (PacifiCorp
                    Projects), VRDN, 2.95% due 5/01/2013 (h)(l)                   5,500
=======================================================================================
Connecticut--0.5%
         2,810    Mohegan Tribe Indians Gaming Authority, Connecticut,
                    Public Improvement Revenue Refunding Bonds
                    (Priority Distribution), 6.25% due 1/01/2031                  3,013
=======================================================================================
Florida--2.8%
         6,000    Highlands County, Florida, Health Facilities Authority,
                    Hospital Revenue Bonds (Adventist Health System),
                    Series D, 5.375% due 11/15/2035                               6,271
        10,320    Orange County, Florida, Health Facilities Authority,
                    Hospital Revenue Bonds (Adventist Health System),
                    5.625% due 11/15/2032                                        11,068
=======================================================================================
Georgia--3.0%
                  Georgia Municipal Electric Authority, Power Revenue
                    Refunding Bonds:
         4,600        Series W, 6.60% due 1/01/2018                               5,420
           250        Series W, 6.60% due 1/01/2018 (e)                             294
           250        Series Y,10% due 1/01/2010 (e)                                306
                  Milledgeville-Baldwin County, Georgia, Development
                    Authority Revenue Bonds (Georgia College and
                    State University Foundation):
         4,390        5.50% due 9/01/2024                                         4,684
         2,000        5.625% due 9/01/2030                                        2,128
         4,785    Monroe County, Georgia, Development Authority, PCR,
                    Refunding (Oglethorpe Power Corporation--Scherer),
                    Series A, 6.80% due 1/01/2011                                 5,394
=======================================================================================
Idaho--0.1%
           675    Idaho Housing Agency, S/F Mortgage Revenue
                    Refunding Bonds, AMT, Series E-2, 6.90%
                    due 1/01/2027                                                   681
=======================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes


       MUNIVEST FUND, INC.                      FEBRUARY 28, 2006              7

Schedule of Investments (continued)                               (in Thousands)

          Face
        Amount    Municipal Bonds                                               Value
=======================================================================================
Illinois--17.1%
       $ 5,000    Chicago, Illinois, O'Hare International Airport, General
                    Airport Revenue Refunding Bonds, Third Lien, AMT,
                    Series A, 5.75% due 1/01/2019 (c)                        $    5,414
                  Chicago, Illinois, O'Hare International Airport Revenue
                    Bonds, AMT:
        11,200        3rd Lien, Series B-2, 6% due 1/01/2029 (n)                 12,550
         8,540        DRIVERS, Series 368, 8.462% due 7/01/2011 (c)(m)           10,636
         7,000    Chicago, Illinois, O'Hare International Airport, Revenue
                    Refunding Bonds, DRIVERS, AMT, Series 253, 7.968%
                    due 1/01/2020 (c)(m)                                          8,158
            80    Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
                    Series C, 7% due 3/01/2032 (d)(k)                                81
        10,000    Hodgkins, Illinois, Environmental Improvement Revenue
                    Bonds (Metro Biosolids Management LLC Project),
                    AMT, 6% due 11/01/2023                                       10,546
         2,140    Illinois Development Finance Authority Revenue Bonds
                    (Community Rehabilitation Providers Facilities),
                    Series A, 6.50% due 7/01/2022                                 2,339
         1,365    Illinois Development Finance Authority, Revenue
                    Refunding Bonds (Community Rehabilitation
                    Providers Facilities), Series A, 6% due 7/01/2015             1,402
           545    Illinois HDA, Revenue Refunding Bonds (M/F Program),
                    Series 5, 6.75% due 9/01/2023                                   551
           300    Illinois State Finance Authority Revenue Bonds
                    (Northwestern University), VRDN, Sub-Series A,
                    3.18% due 12/01/2034 (l)                                        300
         5,245    Kane and De Kalb Counties, Illinois, Community Unit
                    School District Number 302, GO, DRIVERS, Series 283,
                    7.999% due 2/01/2018 (f)(m)                                   6,576
                  McLean and Woodford Counties, Illinois, Community
                    Unit, School District Number 005, GO, Refunding (i):
         5,000        6.25% due 12/01/2014                                        5,657
         4,000        6.375% due 12/01/2016                                       4,555
        18,550    Metropolitan Pier and Exposition Authority, Illinois,
                    Dedicated State Tax Revenue Refunding Bonds
                    (McCormick Place Expansion Project), Series B,
                    5.75% due 6/15/2023 (c)                                      20,628
                  Regional Transportation Authority, Illinois,
                    Revenue Bonds:
         3,500        Series A, 7.20% due 11/01/2020 (h)                          4,387
         4,000        Series C, 7.75% due 6/01/2020 (f)                           5,538
         3,000    Will County, Illinois, Environmental Revenue Bonds
                    (Mobil Oil Refining Corporation Project), AMT,
                    6.40% due 4/01/2026                                           3,067
                  Will County, Illinois, School District Number 122 (New
                    Lenox Elementary), GO, Series A (i):
         1,475        6.50% due 11/01/2010 (a)                                    1,660
           505        6.50% due 11/01/2013                                          564
           395        6.50% due 11/01/2015                                          442
=======================================================================================
Indiana--6.3%
         1,700    Fort Wayne, Indiana, PCR, Refunding (General Motors
                    Corporation Project), 6.20% due 10/15/2025                    1,343
         5,350    Indiana Health and Educational Facilities Financing
                    Authority, Hospital Revenue Bonds (Clarian Health
                    Obligation), Series A, 5.25% due 2/15/2040                    5,538
         4,290    Indiana State HFA, S/F Mortgage Revenue Refunding
                    Bonds, Series A, 6.80% due 1/01/2017 (j)                      4,326
         8,195    Indiana Transportation Finance Authority, Highway
                    Revenue Bonds, Series A, 6.80% due 12/01/2016                 9,828
        15,335    Indianapolis, Indiana, Local Public Improvement
                    Bond Bank Revenue Refunding Bonds, Series D,
                    6.75% due 2/01/2014                                          17,778
=======================================================================================
Kansas--0.6%
         3,805    Sedgwick and Shawnee Counties, Kansas, S/F
                    Mortgage Revenue Bonds (Mortgage-Backed
                    Securities Program), AMT, Series A-4, 5.95%
                    due 12/01/2033 (d)                                            3,909
=======================================================================================
Louisiana--4.7%
        10,575    Louisiana Local Government, Environmental Facilities,
                    Community Development Authority Revenue Bonds
                    (Capital Projects and Equipment Acquisition),
                    Series A, 6.30% due 7/01/2030 (h)                            11,659
                  Louisiana Public Facilities Authority, Hospital Revenue
                    Bonds (Franciscan Missionaries of Our Lady Health
                    System, Inc.), Series A:
         4,775        5% due 8/15/2033                                            4,825
        11,660        5.25% due 8/15/2036                                        12,073
=======================================================================================
Maine--0.3%
                  Portland, Maine, Housing Development Corporation,
                    Senior Living Revenue Bonds (Avesta Housing
                    Development Corporation Project), Series A:
           775        5.70% due 8/01/2021                                           808
         1,190        6% due 2/01/2034                                            1,245
=======================================================================================
Maryland--1.0%
         5,615    Baltimore, Maryland, Convention Center Hotel
                    Revenue Bonds, Senior Series A, 5.25%
                    due 9/01/2039 (n)                                             6,052
=======================================================================================
Massachusetts--9.3%
         2,035    Boston, Massachusetts, Water and Sewer Commission
                    Revenue Bonds, 9.25% due 1/01/2011 (e)                        2,488
         3,010    Massachusetts Bay Transportation Authority Revenue
                    Refunding Bonds (General Transportation System),
                    Series A, 7% due 3/01/2019                                    3,750
        10,000    Massachusetts State School Building Authority,
                    Dedicated Sales Tax Revenue Bonds, DRIVERS,
                    Series 1052, 6.515% due 8/15/2013 (i)(m)                     11,190
        30,000    Massachusetts State Water Resource Authority
                    Revenue Bonds, Series A, 6.50% due 7/15/2019                 35,952
         3,480    Massachusetts State Water Resource Authority,
                    Revenue Refunding Bonds, Series A, 6%
                    due 8/01/2010 (a)(f)                                          3,845
=======================================================================================
Michigan--3.4%
         7,695    Delta County, Michigan, Economic Development
                    Corporation, Environmental Improvement Revenue
                    Refunding Bonds (Mead Westvaco-Escanaba),
                    Series A, 6.25% due 4/15/2012 (a)                             8,779
                  Macomb County, Michigan, Hospital Finance
                    Authority, Hospital Revenue Bonds (Mount
                    Clemens General Hospital), Series B:
         3,715        5.75% due 11/15/2025                                        3,751
         5,250        5.875% due 11/15/2034                                       5,331
         1,900    Michigan State Hospital Finance Authority, Hospital
                    Revenue Refunding Bonds (Crittenton Hospital),
                    Series A, 5.625% due 3/01/2027                                2,030
         1,000    Michigan State Hospital Finance Authority, Revenue
                    Refunding Bonds (Sinai Hospital), 6.70% due 1/01/2026         1,010
=======================================================================================


8      MUNIVEST FUND, INC.                      FEBRUARY 28, 2006

Schedule of Investments (continued)                               (in Thousands)

          Face
        Amount    Municipal Bonds                                               Value
=======================================================================================
Minnesota--1.5%
       $ 7,235    Minneapolis, Minnesota, Health Care System Revenue
                    Bonds (Allina Health System), Series A, 5.75%
                    due 11/15/2032                                           $    7,762
         1,405    Saint Cloud, Minnesota, Health Care Revenue
                    Refunding Bonds (Saint Cloud Hospital Obligation
                    Group), Series A, 6.25% due 5/01/2017 (i)                     1,556
=======================================================================================
Mississippi--6.1%
                  Lowndes County, Mississippi, Solid Waste Disposal and
                    PCR, Refunding (Weyerhaeuser Company Project):
         9,160        Series A, 6.80% due 4/01/2022                              11,070
         4,500        Series B, 6.70% due 4/01/2022                               5,389
        20,705    Mississippi Business Finance Corporation, Mississippi,
                    PCR, Refunding (System Energy Resources Inc.
                    Project), 5.875% due 4/01/2022                               20,970
=======================================================================================
Missouri--0.5%
         2,600    Missouri State Development Finance Board,
                    Infrastructure Facilities Revenue Refunding Bonds
                    (Branson), Series A, 5.50% due 12/01/2032                     2,716
           250    Missouri State Housing Development Commission, S/F
                    Mortgage Revenue Bonds (Homeowner Loan), AMT,
                    Series A, 7.50% due 3/01/2031 (d)                               263
=======================================================================================
Montana--1.0%
         6,000    Forsyth, Montana, PCR, Refunding (Portland General
                    Electric Company), Series A, 5.20% due 5/01/2033              6,182
=======================================================================================
Nebraska--0.1%
           490    Nebraska Investment Finance Authority, S/F Housing
                    Revenue Bonds, AMT, Series C, 6.30%
                    due 9/01/2028 (d)(k)                                            495
=======================================================================================
Nevada--1.9%
         6,700    Clark County, Nevada, IDR (Power Company Project),
                    AMT, Series A, 6.70% due 6/01/2022 (f)                        6,843
                  Nevada Housing Division, Multi-Unit Housing Revenue
                    Bonds, AMT (b):
         3,475        (Arville Electric Project), 6.60% due 10/01/2023            3,549
         1,235        Issue B, 7.45% due 10/01/2017                               1,250
                  Nevada Housing Division Revenue Bonds (S/F Program),
                    AMT (j):
           185        Senior Series E, 7% due 10/01/2019                            185
            35        Series A, 6.55% due 10/01/2012                                 35
=======================================================================================
New Hampshire--0.5%
         2,675    New Hampshire Health and Education Facilities
                    Authority, Revenue Refunding Bonds (Elliot Hospital),
                    Series B, 5.60% due 10/01/2022                                2,846
=======================================================================================
New Jersey--8.9%
                  New Jersey EDA, Cigarette Tax Revenue Bonds:
         9,080        5.50% due 6/15/2024                                         9,512
         2,885        5.75% due 6/15/2029                                         3,077
         2,855        5.50% due 6/15/2031                                         2,974
         6,695        5.75% due 6/15/2034                                         7,116
                  New Jersey EDA, School Facilities Construction
                    Revenue Bonds:
         9,705        Series O, 5.125% due 3/01/2028                             10,268
         8,525        Series O, 5.125% due 3/01/2030                              8,981
         2,675        Series P, 5.25% due 9/01/2026                               2,891
         8,480    Tobacco Settlement Financing Corporation of New
                    Jersey, Asset-Backed Revenue Bonds, 7%
                    due 6/01/2041                                                 9,701
=======================================================================================
New Mexico--0.5%
         3,300    Farmington, New Mexico, PCR, Refunding (Public
                    Service Company--San Juan Project), Series A,
                    5.80% due 4/01/2022                                           3,341
=======================================================================================
New York--15.6%
         6,000    Metropolitan Transportation Authority, New York,
                    Revenue Refunding Bonds, Series A, 5.125%
                    due 11/15/2031                                                6,387
         7,600    Metropolitan Transportation Authority, New York,
                    Transportation Revenue Refunding Bonds, Series F,
                    5% due 11/15/2030                                             7,933
         1,025    Nassau County, New York, IDA, Civic Facility Revenue
                    Refunding and Improvement Bonds (Cold Spring
                    Harbor), VRDN, 2.90% due 1/01/2034 (l)                        1,025
         5,000    New York City, New York, City Municipal Financing
                    Authority, Water and Sewer Systems Revenue Bonds,
                    Series B, 5% due 6/15/2036                                    5,271
         7,875    New York City, New York, City Transitional Finance
                    Authority Revenue Bonds, RIB, Series 283, 5%
                    due 5/15/2010 (m)                                             9,720
                  New York City, New York, GO:
         7,150        Series F, 5.25% due 1/15/2033                               7,568
           360        Series I, 6.25% due 4/15/2007 (a)(n)                          375
            20        Series I, 6.25% due 4/15/2017 (n)                              21
           965    New York City, New York, GO, Refunding, Series A,
                    6.375% due 5/15/2014 (f)                                      1,078
        18,600    New York Liberty Development Corporation Revenue
                    Bonds (Goldman Sachs Headquarters), 5.25%
                    due 10/01/2035                                               21,067
                  New York State Dormitory Authority, Revenue
                    Refunding Bonds:
         1,000        (Mount Sinai Health), Series A, 6.50%
                        due 7/01/2025                                             1,079
        11,875        RIB, Series 305, 8.52% due 5/15/2015 (c)(m)                14,317
        18,130    New York State Dormitory Authority, State Personal
                    Income Tax Revenue Bonds (Education), Series F,
                    5% due 3/15/2035                                             19,073
           400    New York State Local Government Assistance
                    Corporation, Revenue Refunding Bonds, Sub-Lien,
                    VRDN, Series 4V, 3.19% due 4/01/2022 (i)(l)                     400
           700    Triborough Bridge and Tunnel Authority, New York,
                    General Purpose Revenue Refunding Bonds, VRDN,
                    Series C, 3.15% due 1/01/2032 (h)(l)                            700
=======================================================================================
North Carolina--0.7%
         4,105    Gaston County, North Carolina, Industrial Facilities
                    and Pollution Control Financing Authority Revenue
                    Bonds (National Gypsum Company Project), AMT,
                    5.75% due 8/01/2035                                           4,312
=======================================================================================
Ohio--0.0%
           150    Montgomery County, Ohio, Revenue Refunding Bonds
                    (Miami Valley Hospital), VRDN, Series A, 2.95%
                    due 11/15/2022 (l)                                              150
=======================================================================================
Oklahoma--0.5%
         3,100    Oklahoma State Industries Authority, Revenue
                    Refunding Bonds (Integris Baptist), VRDN, Series B,
                    3.05% due 8/15/2029 (c)(l)                                    3,100
=======================================================================================
Oregon--0.6%
         3,305    Portland, Oregon, Sewer System Revenue Bonds, RIB,
                    Series 386, 8.01% due 8/01/2020 (f)(m)                        3,900
=======================================================================================


       MUNIVEST FUND, INC.                   FEBRUARY 28, 2006                 9

Schedule of Investments (continued)                               (in Thousands)

          Face
        Amount    Municipal Bonds                                               Value
=======================================================================================
Pennsylvania--4.1%
       $ 2,440    Pennsylvania State Higher Education Assistance Agency
                    Revenue Bonds, Capital Acquisition, 6.125%
                    due 12/15/2010 (a)(c)                                    $    2,714
         6,250    Pennsylvania State Higher Educational Facilities
                    Authority Revenue Bonds (University of Pennsylvania
                    Medical Center Health System), Series A, 6%
                    due 1/15/2031                                                 6,833
                  Philadelphia, Pennsylvania, Authority for Industrial
                    Development, Senior Living Revenue Bonds:
         1,000        (Arbor House Inc. Project), Series E, 6.10%
                        due 7/01/2033                                             1,052
         1,355        (Rieder House Project), Series A, 6.10%
                        due 7/01/2033                                             1,426
         9,280    Sayre, Pennsylvania, Health Care Facilities Authority
                    Revenue Bonds (Guthrie Healthcare System),
                    Series B, 7.125% due 12/01/2031                              11,039
         1,750    Sayre, Pennsylvania, Health Care Facilities Authority,
                    Revenue Refunding Bonds (Guthrie Healthcare
                    System), Series A, 6.25% due 12/01/2018                       1,941
=======================================================================================
South Carolina--2.1%
         1,000    Georgetown County, South Carolina, Environmental
                    Improvement Revenue Refunding Bonds
                    (International Paper Company Project), AMT, Series A,
                    5.55% due 12/01/2029                                          1,021
         3,500    Lexington County, South Carolina, Health Services
                    District Inc., Hospital Revenue Refunding and
                    Improvement Bonds, 5.50% due 11/01/2032                       3,681
         2,450    Medical University Hospital Authority, South Carolina,
                    Hospital Facilities Revenue Refunding Bonds, 6.50%
                    due 8/15/2012 (a)                                             2,850
         5,000    Richland County, South Carolina, Environmental
                    Improvement Revenue Refunding Bonds
                    (International Paper), AMT, 6.10% due 4/01/2023               5,368
=======================================================================================
Tennessee--1.6%
         2,000    McMinn County, Tennessee, IDB, Solid Waste Revenue
                    Bonds (Recycling Facility--Calhoun Newsprint),
                    AMT, 7.40% due 12/01/2022                                     2,017
         6,500    Shelby County, Tennessee, Health, Educational and
                    Housing Facility Board, Hospital Revenue Refunding
                    Bonds (Methodist Healthcare), 6.50%
                    due 9/01/2012 (a)                                             7,562
=======================================================================================
Texas--21.3%
                  Austin, Texas, Convention Center Revenue Bonds
                    (Convention Enterprises Inc.), First Tier, Series A:
         6,000        6.70% due 1/01/2028                                         6,413
         1,290        6.70% due 1/01/2032                                         1,363
                  Bell County, Texas, Health Facilities Development
                    Corporation, Hospital Revenue Bonds (Scott & White
                    Memorial Hospital), VRDN (c)(l):
         2,700        Series 2001-1, 2.95% due 8/15/2031                          2,700
         3,270        Series B-1, 2.95% due 8/15/2029                             3,270
        11,460    Brazos River, Texas, Harbor Navigation District,
                    Brazoria County Environmental Revenue
                    Refunding Bonds (Dow Chemical Company Project),
                    AMT, Series A-7, 6.625% due 5/15/2033                        12,709
                  Brazos River Authority, Texas, PCR, Refunding, AMT:
         3,000        (Texas Utilities Electric Company Project), Series B,
                        5.40% due 5/01/2029                                       3,009
         3,055        (Texas Utility Company), Series A, 7.70%
                        due 4/01/2033                                             3,577
        11,870        (Utilities Electric Company), Series B, 5.05%
                        due 6/01/2030                                            11,919
         3,000    Gregg County, Texas, Health Facilities Development
                    Corporation, Hospital Revenue Bonds (Good
                    Shepherd Medical Center Project), 6.875%
                    due 10/01/2020 (g)                                            3,375
        10,250    Guadalupe-Blanco River Authority, Texas, Sewage
                    and Solid Waste Disposal Facility Revenue Bonds
                    (E. I. du Pont de Nemours and Company Project),
                    AMT, 6.40% due 4/01/2026                                     10,476
         8,000    Gulf Coast, Texas, Waste Disposal Authority, Revenue
                    Refunding Bonds (International Paper Company),
                    AMT, Series A, 6.10% due 8/01/2024                            8,501
         5,500    Harris County, Houston, Texas, Sports Authority,
                    Revenue Refunding Bonds, Senior Lien, Series G,
                    5.75% due 11/15/2020 (c)                                      6,011
        10,485    Harris County, Texas, Health Facilities Development
                    Corporation, Revenue Refunding Bonds, DRIVERS,
                    Series 1018, 7.993% due 7/01/2010 (m)                        14,642
         1,795    Houston, Texas, Industrial Development Corporation
                    Revenue Bonds (Air Cargo), AMT, 6.375%
                    due 1/01/2023                                                 1,889
         2,030    Mansfield, Texas, Independent School District, GO,
                    Refunding, 6.625% due 2/15/2015                               2,255
         9,355    Matagorda County, Texas, Navigation District
                    Number 1, Revenue Refunding Bonds (Centerpoint
                    Energy Project), 5.60% due 3/01/2027                          9,822
         5,225    Midway, Texas, Independent School District, GO,
                    Refunding, 6.125% due 8/15/2014                               5,745
         2,700    Port Corpus Christi, Texas, Revenue Refunding
                    Bonds (Celanese Project), Series A, 6.45%
                    due 11/01/2030                                                2,851
         5,000    Red River Authority, Texas, PCR, Refunding (Celanese
                    Project), AMT, Series B, 6.70% due 11/01/2030                 5,307
         7,280    Sabine River Authority, Texas, PCR, Refunding (TXU
                    Electric Company Project/TXU Energy Company
                    LLC), Series C, 5.20% due 5/01/2028                           7,384
         6,250    San Antonio, Texas, Electric and Gas Revenue Bonds,
                    RIB, Series 469x, 8.06% due 2/01/2014 (m)                     7,262
=======================================================================================
Vermont--0.2%
         1,000    Vermont Educational and Health Buildings Financing
                    Agency, Developmental and Mental Health
                    Revenue Bonds (Howard Center for Human
                    Services), Series A, 6.375% due 6/15/2022                     1,066
=======================================================================================
Virginia--0.3%
         1,425    Chesterfield County, Virginia, IDA, PCR (Virginia
                    Electric and Power Company), Series A, 5.875%
                    due 6/01/2017                                                 1,555
=======================================================================================
Washington--8.1%
                  Energy Northwest, Washington, Electric Revenue
                    Refunding Bonds, DRIVERS (m):
         5,330        Series 248, 7.999% due 7/01/2018 (c)                        6,478
         3,510        Series 255, 8.496% due 7/01/2018 (h)                        4,381
         7,350        Series 256, 8.498% due 7/01/2017 (c)                        9,218


10     MUNIVEST FUND, INC.                      FEBRUARY 28, 2006

Schedule of Investments (concluded)                               (in Thousands)

          Face
        Amount    Municipal Bonds                                               Value
=======================================================================================
Washington (concluded)
       $ 2,400    Seattle, Washington, Housing Authority Revenue
                    Bonds (Replacement Housing Project), 6.125%
                    due 12/01/2032                                           $    2,404
         8,100    Washington State, GO, Trust Receipts, Class R, Series 6,
                    8.484% due 1/01/2014 (i)(m)                                   9,537
        14,320    Washington State Public Power Supply System,
                    Revenue Refunding Bonds (Nuclear Project
                    Number 1), Series B, 7.125% due 7/01/2016                    17,920
=======================================================================================
Wisconsin--2.4%
         4,200    Badger Tobacco Asset Securitization Corporation,
                    Wisconsin, Asset-Backed Revenue Bonds, 6.125%
                    due 6/01/2027                                                 4,467
         1,765    Milwaukee, Wisconsin, Revenue Bonds (Air Cargo),
                    AMT, 6.50% due 1/01/2025                                      1,858
         5,000    Wisconsin State Health and Educational Facilities
                    Authority, Mortgage Revenue Bonds (Hudson
                    Memorial Hospital), 5.70% due 1/15/2029 (j)                   5,324
         3,040    Wisconsin State Health and Educational Facilities
                    Authority Revenue Bonds (Synergyhealth Inc.), 6%
                    due 11/15/2032                                                3,293
=======================================================================================
Wyoming--0.5%
         2,750    Sweetwater County, Wyoming, Solid Waste Disposal,
                    Revenue Refunding Bonds (FMC Corporation Project),
                    AMT, 5.60% due 12/01/2035                                     2,836
=======================================================================================
U.S. Virgin Islands--1.5%
         8,000    Virgin Islands Government Refinery Facilities, Revenue
                    Refunding Bonds (Hovensa Coker Project), AMT,
                    6.50% due 7/01/2021                                           9,051
=======================================================================================
Total Investments (Cost--$875,612*)--153.2%                                     940,645

Other Assets Less Liabilities--1.2%                                               7,103

Preferred Stock, at Redemption Value--(54.4%)                                  (334,035)
                                                                             ----------
Net Assets Applicable to Common Stock--100.0%                                $  613,713
                                                                             ==========

* The cost and unrealized appreciation (depreciation) of investments as of February 28, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................     $875,636
                                                                       ========
      Gross unrealized appreciation ..............................     $ 65,536
      Gross unrealized depreciation ..............................         (527)
                                                                       --------
      Net unrealized appreciation ................................     $ 65,009
                                                                       ========

(a)   Prerefunded.
(b)   FNMA Collateralized.
(c)   MBIA Insured.
(d)   FNMA/GNMA Collateralized.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g)   Radian Insured.
(h)   AMBAC Insured.
(i)   FSA Insured.
(j)   FHA Insured.
(k)   FHLMC Collateralized.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n)   XL Capital Insured.

      See Notes to Financial Statements.


       MUNIVEST FUND, INC.                      FEBRUARY 28, 2006             11

Statement of Net Assets

As of February 28, 2006
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
              Investments in unaffiliated securities, at value (identified cost--$875,611,513)                    $940,644,700
              Cash ...........................................................................                          35,063
              Receivables:
                 Interest ....................................................................    $ 12,618,531
                 Securities sold .............................................................       2,143,931      14,762,462
                                                                                                  ------------
              Prepaid expenses ...............................................................                           2,996
                                                                                                                  ------------
              Total assets ...................................................................                     955,445,221
                                                                                                                  ------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
              Payables:
                 Securities purchased ........................................................       6,754,075
                 Dividends to Common Stock shareholders ......................................         557,154
                 Investment adviser ..........................................................         297,821
                 Other affiliates ............................................................           8,301       7,617,351
                                                                                                  ------------
              Accrued expenses ...............................................................                          79,657
                                                                                                                  ------------
              Total liabilities ..............................................................                       7,697,008
                                                                                                                  ------------
==============================================================================================================================
Preferred Stock
------------------------------------------------------------------------------------------------------------------------------
              Preferred Stock, at redemption value, par value $.025 per share; 10,000,000 shares authorized (2,000 Series A Shares, 2,000 Series B Shares, 2,000
                Series C Shares, 2,000 Series D Shares, 3,000 Series E Shares and 2,360
                Series F Shares of AMPS* issued and outstanding at $25,000 per share
                liquidation preference) ......................................................                     334,035,305
                                                                                                                  ------------
==============================================================================================================================
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------
              Net assets applicable to Common Stock ..........................................                    $613,712,908
                                                                                                                  ============
==============================================================================================================================
Analysis of Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------
              Common Stock, par value $.10 per share; 150,000,000 shares authorized
                (61,417,932 shares issued and outstanding) ...................................                    $  6,141,793
              Paid-in capital in excess of par ...............................................                     565,156,883
              Undistributed investment income--net ...........................................    $  5,690,353
              Accumulated realized capital losses--net .......................................     (28,309,308)
              Unrealized appreciation--net ...................................................      65,033,187
                                                                                                  ------------
              Total accumulated earnings--net ................................................                      42,414,232
                                                                                                                  ------------
              Total--Equivalent to $9.99 net asset value per share of Common Stock
                (market price--$9.50) ........................................................                    $613,712,908
                                                                                                                  ============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12     MUNIVEST FUND, INC.                      FEBRUARY 28, 2006

Statement of Operations

For the Six Months Ended February 28, 2006
==============================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------
              Interest .......................................................................                    $ 24,607,418
==============================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------
              Investment advisory fees .......................................................    $  2,345,995
              Commission fees ................................................................         414,753
              Accounting services ............................................................         134,344
              Transfer agent fees ............................................................          62,981
              Professional fees ..............................................................          25,496
              Custodian fees .................................................................          22,635
              Printing and shareholder reports ...............................................          21,143
              Directors' fees and expenses ...................................................          15,909
              Pricing fees ...................................................................          15,463
              Listing fees ...................................................................          13,234
              Other ..........................................................................          37,909
                                                                                                  ------------
              Total expenses .................................................................                       3,109,862
                                                                                                                  ------------
              Investment income--net .........................................................                      21,497,556
                                                                                                                  ------------
==============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
------------------------------------------------------------------------------------------------------------------------------
              Realized gain (loss) on:
                 Investments--net ............................................................       5,351,777
                 Forward interest rate swaps--net ............................................        (783,263)      4,568,514
                                                                                                  ------------
              Change in unrealized appreciation/depreciation on:
                 Investments--net ............................................................     (18,305,121)
                 Forward interest rate swaps--net ............................................       2,083,744     (16,221,377)
                                                                                                  ----------------------------
              Total realized and unrealized loss--net ........................................                     (11,652,863)
                                                                                                                  ------------
==============================================================================================================================
Dividends to Preferred Stock Shareholders
------------------------------------------------------------------------------------------------------------------------------
              Investment income--net .........................................................                      (4,763,613)
                                                                                                                  ------------
              Net Increase in Net Assets Resulting from Operations ...........................                    $  5,081,080
                                                                                                                  ============

      See Notes to Financial Statements.


       MUNIVEST FUND, INC.                      FEBRUARY 28, 2006             13

Statements of Changes in Net Assets

                                                                                                  For the Six       For the
                                                                                                  Months Ended     Year Ended
                                                                                                  February 28,     August 31,
Increase (Decrease) in Net Assets:                                                                    2006            2005
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
              Investment income--net .........................................................    $ 21,497,556    $ 45,562,205
              Realized gain--net .............................................................       4,568,514       6,148,344
              Change in unrealized appreciation/depreciation--net ............................     (16,221,377)     15,577,847
              Dividends to Preferred Stock shareholders ......................................      (4,763,613)     (6,333,975)
                                                                                                  ----------------------------
              Net increase in net assets resulting from operations ...........................       5,081,080      60,954,421
                                                                                                  ----------------------------
==============================================================================================================================
Dividends to Common Stock Shareholders
------------------------------------------------------------------------------------------------------------------------------
              Investment income--net .........................................................     (19,645,669)    (41,224,706)
                                                                                                  ----------------------------
              Net decrease in net assets resulting from dividends to Common Stock shareholders     (19,645,669)    (41,224,706)
                                                                                                  ----------------------------
==============================================================================================================================
Capital Stock Transactions
------------------------------------------------------------------------------------------------------------------------------
              Value of shares issued to Common Stock shareholders in reinvestment of dividends         715,039              --
              Offering costs resulting from issuance of Preferred Stock ......................              --          (8,891)
                                                                                                  ----------------------------
              Net increase (decrease) in net assets resulting from capital stock transactions          715,039          (8,891)
                                                                                                  ----------------------------
==============================================================================================================================
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------
              Total increase (decrease) in net assets applicable to Common Stock .............     (13,849,550)     19,720,824
              Beginning of period ............................................................     627,562,458     607,841,634
                                                                                                  ----------------------------
              End of period* .................................................................    $613,712,908    $627,562,458
                                                                                                  ============================
                 * Undistributed investment income--net ......................................    $  5,690,353    $  8,602,079
                                                                                                  ============================

      See Notes to Financial Statements.

Financial Highlights

                                                                    For the Six
                                                                    Months Ended            For the Year Ended August 31,
The following per share data and ratios have been derived           February 28,   ----------------------------------------------
from information provided in the financial statements.                  2006         2005         2004         2003         2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
              Net asset value, beginning of period ..............     $ 10.23      $  9.91      $  9.54      $  9.76      $  9.71
                                                                      -----------------------------------------------------------
              Investment income--net ............................         .35+         .74+         .72+         .72+         .69
              Realized and unrealized gain (loss)--net ..........        (.19)         .35          .36         (.26)         .02
              Less dividends to Preferred Stock shareholders from
                 investment income--net .........................        (.08)        (.10)        (.04)        (.05)        (.07)
                                                                      -----------------------------------------------------------
              Total from investment operations ..................         .08          .99         1.04          .41          .64
                                                                      -----------------------------------------------------------
              Less dividends to Common Stock shareholders from
                 investment income--net .........................        (.32)        (.67)        (.66)        (.63)        (.59)
                                                                      -----------------------------------------------------------
              Offering costs resulting from the issuance of
                 Preferred Stock ................................          --           --+++      (.01)          --           --
                                                                      -----------------------------------------------------------
              Net asset value, end of period ....................     $  9.99      $ 10.23      $  9.91      $  9.54      $  9.76
                                                                      ===========================================================
              Market price per share, end of period .............     $  9.50      $ 10.15      $  9.30      $  8.80      $  9.11
                                                                      ===========================================================


14     MUNIVEST FUND, INC.                      FEBRUARY 28, 2006

Financial Highlights (concluded)

                                                                         For the Six
                                                                         Months Ended         For the Year Ended August 31,
The following per share data and ratios have been derived                February 28, --------------------------------------------
from information provided in the financial statements.                      2006         2005        2004        2003        2002
==================================================================================================================================
Total Investment Return++
----------------------------------------------------------------------------------------------------------------------------------
              Based on net asset value per share ......................         .90%@    10.64%      11.60%       4.79%       7.28%
                                                                          ========================================================
              Based on market price per share .........................      (3.30%)@    16.97%      13.53%       3.56%       4.55%
                                                                          ========================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
              Expenses, net of reimbursement** ........................        1.02%*     1.02%        .94%        .95%        .95%
                                                                          ========================================================
              Total expenses** ........................................        1.02%*     1.02%        .95%        .96%        .95%
                                                                          ========================================================
              Total investment income--net** ..........................        7.08%*     7.38%       7.37%       7.33%       7.33%
                                                                          ========================================================
              Amount of dividends to Preferred Stock shareholders .....        1.57%*     1.02%        .43%        .50%        .75%
                                                                          ========================================================
              Investment income--net, to Common Stock shareholders ....        5.51%*     6.36%       6.94%       6.83%       6.58%
                                                                          ========================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
              Dividends to Preferred Stock shareholders ...............        2.88%*     1.90%        .95%       1.11%       1.59%
                                                                          ========================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
              Net assets applicable to Common Stock, end of period
                (in thousands) ........................................   $ 613,713   $627,562    $607,842    $585,022    $598,816
                                                                          ========================================================
              Preferred Stock outstanding, end of period (in thousands)   $ 334,000   $334,000    $334,000    $275,000    $275,000
                                                                          ========================================================
              Portfolio turnover ......................................       25.50%     59.14%      45.33%      44.30%      74.00%
                                                                          ========================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
              Asset coverage per $1,000 ...............................   $   2,837   $  2,879    $  2,820    $  3,127    $  3,178
                                                                          ========================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
              Series A--Investment income--net ........................   $     338   $    477    $    244    $    266    $    388
                                                                          ========================================================
              Series B--Investment income--net ........................   $     389   $    458    $    238    $    278    $    394
                                                                          ========================================================
              Series C--Investment income--net ........................   $     364   $    485    $    239    $    269    $    391
                                                                          ========================================================
              Series D--Investment income--net ........................   $     352   $    478    $    242    $    306    $    445
                                                                          ========================================================
              Series E--Investment income--net ........................   $     350   $    464    $    229    $    269    $    372
                                                                          ========================================================
              Series F***--Investment income--net .....................   $     351   $    485          --          --          --
                                                                          ========================================================

*     Annualized.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
***   Series F was issued on August 31, 2004.
+     Based on average shares outstanding.
++ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+++   Amount is less than $(.01) per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


       MUNIVEST FUND, INC.                      FEBRUARY 28, 2006             15

Notes to Financial Statements

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


16     MUNIVEST FUND, INC.                      FEBRUARY 28, 2006

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs -- Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including assets acquired from the sale of Preferred Stock. The Investment Adviser has agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the Merrill Lynch Institutional Tax-Exempt Fund.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") received $875 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2006.

For the six months ended February 28, 2006, the Fund reimbursed FAM $10,278 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2006 were $237,057,563 and $241,888,146, respectively.

4. Capital Stock Transactions:

Common Stock

At February 28, 2006, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized.

Shares issued and outstanding for the six months ended February 28, 2006 increased by 71,644 as a result of dividend reinvestment. Shares issued and outstanding for the year ended August 31, 2005 remained constant.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund with a par value of $.025 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at February 28, 2006 were as follows: Series A, 3.13%; Series B, 3.28%; Series C, 3.08%; Series D, 2.95%; Series E, 2.85%; and Series F, 3.12%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375% calculated on the proceeds of each auction. For the six months ended February 28, 2006, MLPF&S received $181,475 as commissions.


       MUNIVEST FUND, INC.                      FEBRUARY 28, 2006             17

Notes to Financial Statements (concluded)

5. Capital Loss Carryforward:

On August 31, 2005, the Fund had a net capital loss carryforward of $20,303,047, of which $2,623,164 expires in 2008 and $17,679,883 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.048000 per share on March 30, 2006 to shareholders of record on March 14, 2006.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


18     MUNIVEST FUND, INC.                      FEBRUARY 28, 2006

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance, and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other retail closed-end funds under similar investment mandates. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates in connection with services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in February, 2006, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The


       MUNIVEST FUND, INC.                      FEBRUARY 28, 2006             19

Disclosure of Investment Advisory Agreement (concluded)

Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. Relative to closed-end leveraged general municipal debt funds deemed comparable by the Investment Adviser, the Fund's performance after fees and expenses ranked in the second quintile for each of the one- and three-year periods ended November 30, 2005 and in the first quintile for the five-year period ended November 30, 2005. The Board also considered the Fund's performance based on annualized yields and noted that the Fund's yield for the year ended November 30, 2005 was in the first quintile, in the second quintile for 2004, and in the third quintile for 2001 - 2003. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Stuebe has more than 15 years of experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds considered comparable by Lipper. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other retail closed-end funds with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. The Fund's contractual and actual management fee rates as well as its actual total expense ratio, including investment-related expenses, were below the median of management fees charged by comparable funds as determined by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered the federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board concluded that the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund appropriately benefits from any economies of scale and no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


20     MUNIVEST FUND, INC.                      FEBRUARY 28, 2006

Proxy Results

During the six-month period ended February 28, 2006, MuniVest Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on January 26, 2006. With respect to Proposal 2, the proposal was adjourned until February 16, 2006, at which time it was approved. A description of the proposals and number of shares voted were as follows:

----------------------------------------------------------------------------------------------------
                                                                    Shares Voted     Shares Withheld
                                                                         For           From Voting
----------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Robert C. Doll, Jr.          58,364,384         1,057,169
                                        Cynthia A. Montgomery        58,339,284         1,082,269
                                        Jean Margo Reid              58,384,200         1,037,353
                                        Roscoe S. Suddarth           58,299,905         1,121,648
                                        Edward D. Zinbarg            58,336,401         1,085,152
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                   Shares Voted       Shares Voted     Shares Voted
                                                       For               Against          Abstain
----------------------------------------------------------------------------------------------------
2. To approve an amendment to Fundamental
   Investment Restriction.                          31,228,835           935,040         1,101,217
----------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2006, MuniVest Fund, Inc.'s Preferred Stock shareholders (Series A-F) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on January 26, 2006. With respect to Proposal 2, the proposal was adjourned until February 16, 2006, at which time it was approved. A description of the proposals and number of shares voted were as follows:

----------------------------------------------------------------------------------------------------
                                                                      Shares Voted   Shares Withheld
                                                                           For         From Voting
----------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Ronald W. Forbes                 12,759             63
                                        Richard R. West                  12,785             37
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                   Shares Voted       Shares Voted     Shares Voted
                                                       For               Against          Abstain
----------------------------------------------------------------------------------------------------
2. To approve an amendment to Fundamental
   Investment Restriction.                             12,006              190              286
----------------------------------------------------------------------------------------------------


       MUNIVEST FUND, INC.                      FEBRUARY 28, 2006             21

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:
The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

Amex Symbol

MVF


22     MUNIVEST FUND, INC.                      FEBRUARY 28, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


       MUNIVEST FUND, INC.                      FEBRUARY 28, 2006             23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniVest Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #10787 -- 2/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniVest Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniVest Fund, Inc.

Date: April 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniVest Fund, Inc.

Date: April 20, 2006


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniVest Fund, Inc.

Date: April 20, 2006